UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DESTINATION MATERNITY

CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

The Annual Meeting of Shareholders of Destination Maternity Corporation to be held on May 23, 2018 is fast approaching.

Please vote your WHITE control number today!

FOR ALL Destination Nominees

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions

VOTE BY PHONE — 1-800-454-8683 Use any touch-tone phone to transmit your voting instructions

Have your WHITE Voting Instruction Form in hand when you call or logon, and then follow the instructions

If you have any questions or need assistance voting your shares, please contact Okapi Partners Toll-Free at: 1-855-208-8903

The Annual Meeting of Shareholders of Destination Maternity Corporation to be held on May 23, 2018 is fast approaching.

Please vote your WHITE control number today!

FOR ALL Destination Nominees

VOTE BY INTERNET — www.okapivote.com/dest Use the Internet to transmit your voting instructions

VOTE BY PHONE — 1-877-510-5560 Use any touch-tone phone to transmit your voting instructions

Have your WHITE Proxy Card in hand when you call or logon, and then follow the instructions

If you have any questions or need assistance voting your shares, please contact Okapi Partners Toll-Free at: 1-855-208-8903